Fair Value of Derivatives and Financial Instruments (Outstanding Interest Rate Derivatives Designated as Cash Flow Hedges of Interest Rate Risk) (Details) - Designated as Hedging Instrument	Dec. 31, 2017 USD ($) Contract
Interest Rate Cap
Derivative
Number of Instruments | Contract	1
Derivative, Notional Amount | $	$ 25,000,000
Interest Rate Swap
Derivative
Number of Instruments | Contract	10
Derivative, Notional Amount | $	$ 550,000,000